Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S‑8 (No. 333-206984) of REGENXBIO Inc. of our report dated March 3, 2016 relating to the financial statements, which appears in this Form 10‑K.

/s/ PricewaterhouseCoopers LLP

McLean, Virginia

March 3, 2016

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